                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                         MAX & ERMA'S RESTAURANTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of Securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:


         2)       Form, Schedule or Registration Statement No.:


         3)       Filing Party:


         4)       Date Filed:

                         MAX & ERMA'S RESTAURANTS, INC.




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                  APRIL 9, 2004

                                       AND

                                 PROXY STATEMENT




                                    IMPORTANT

                      PLEASE MARK, SIGN AND DATE YOUR PROXY
                 AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE

                         MAX & ERMA'S RESTAURANTS, INC.
                                 P.O. BOX 297830
                              4849 EVANSWOOD DRIVE
                              COLUMBUS, OHIO 43229
                                 (614) 431-5800


                                                               February 23, 2004


Dear Stockholder:

            You are cordially invited to attend the Annual Meeting of Stockholders of Max & Erma's Restaurants, Inc. on April 9, 2004, at 9:30 a.m., at the Company's corporate office at 4849 Evanswood Drive, Columbus, Ohio. We look forward to greeting those stockholders who are able to attend.

            At the meeting, you are being asked to elect William E. Arthur, Todd
B. Barnum and Thomas R. Green for three-year terms as Class III members of the Board of Directors and to ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for the 2004 fiscal year.

            It is very important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, please sign, date and return your proxy in the enclosed envelope at your earliest convenience.

            Your interest and participation in the affairs of the Company are greatly appreciated. Thank you for your continued support.

                                        Sincerely,

                                        Todd B. Barnum
                                        Chairman of the Board,
                                        Chief Executive Officer and President

                         MAX & ERMA'S RESTAURANTS, INC.
                                 P.O. BOX 297830
                              4849 EVANSWOOD DRIVE
                              COLUMBUS, OHIO 43229
                                 (614) 431-5800

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 9, 2004

                                                               February 23, 2004

To the Stockholders of
Max & Erma's Restaurants, Inc.:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Max & Erma's Restaurants, Inc., a Delaware corporation (the "Company"), will be held at the Company's corporate office at 4849 Evanswood Drive, Columbus, Ohio, on the 9th day of April, 2004, at 9:30 a.m., local time, for the following purposes:

      1. To elect three Class III Directors, each for a term of three years and until their successors are duly elected and qualified.

      2. To ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for the 2004 fiscal year.

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

            Owners of Common Stock of the Company of record at the close of business on February 13, 2004, will be entitled to vote at the meeting.

            Whether or not you plan to attend the meeting, please date, sign and mail the enclosed proxy in the envelope provided. Thank you for your cooperation.

                                        By Order of the Board of Directors

                                        Todd B. Barnum
                                        Chairman of the Board,
                                        Chief Executive Officer and President


                     PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE
               NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

                         MAX & ERMA'S RESTAURANTS, INC.
                                 P.O. BOX 297830
                              4849 EVANSWOOD DRIVE
                              COLUMBUS, OHIO 43229
                                 (614) 431-5800

                                                               February 23, 2004

                               PROXY STATEMENT FOR
                       2004 ANNUAL MEETING OF STOCKHOLDERS

                                  INTRODUCTION

      This Proxy Statement is furnished to the stockholders of Max & Erma's Restaurants, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 9, 2004, and at any adjournment thereof, and is being mailed to the stockholders on or about the date set forth above.

      All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the stockholder's directions specified on the proxy or, in the absence of specific instructions to the contrary, will be voted in accordance with the Board of Directors' unanimous recommendations, which are FOR the election of William E. Arthur, Todd B. Barnum and Thomas R. Green as Class III Directors of the Company; FOR the ratification of the selection of Deloitte & Touche LLP as the independent public accountants of the Company for the 2004 fiscal year; and, at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof. A proxy may be revoked, without affecting any vote previously taken, by written notice mailed to the Company (attention William C. Niegsch, Jr.) or delivered in person at the meeting, by filing a duly executed, later dated proxy, or by attending the meeting and voting in person.

VOTING RIGHTS

      Only stockholders of record at the close of business on February 13, 2004, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Each share so held entitles the holder thereof to one vote upon each matter to be voted on. As of December 31, 2003, the Company had outstanding 2,452,814 shares of Common Stock, $.10 par value. There are no cumulative voting rights in the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth the only persons known by the Company to be the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock of the Company on December 31, 2003 (unless otherwise noted):

 NAME AND ADDRESS                        NUMBER OF SHARES            PERCENTAGE
OF BENEFICIAL OWNER                    BENEFICIALLY OWNED(1)         OF CLASS(2)
-------------------                    ---------------------         -----------
Todd B. Barnum                               363,192(3)                 14.5%
4849 Evanswood Drive
Columbus, Ohio 43229

Mark F. Emerson                              305,438(4)                 12.3%
4849 Evanswood Drive
Columbus, Ohio 43229

Roger D. Blackwell                           508,294(5)                 20.7%
3380 Tremont Road
Columbus, Ohio 43221

William C. Niegsch, Jr.                      142,460(6)                  5.7%
4849 Evanswood Drive
Columbus, Ohio 43229

----------

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or of which he has the right to acquire beneficial ownership of within 60 days of December 31, 2003. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his household.

(2) "Percentage of Class" is calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of December 31, 2003.

(3) Includes 42,400 shares which Mr. Barnum has a right to purchase under presently exercisable options. Also includes 402 shares owned by Mr. Barnum's spouse, as to which Mr. Barnum disclaims beneficial ownership.

(4) Includes 25,800 shares which may be purchased under presently exercisable options.

(5) Includes 6,000 shares which may be purchased under presently exercisable options.

(6) Includes 25,800 shares which may be purchased under presently exercisable options. Also includes 11,000 shares owned by Mr. Niegsch's spouse and 5,802 shares owned by Mr. Niegsch's children, as to which Mr. Niegsch disclaims beneficial ownership.

SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth, as of December 31, 2003, the beneficial ownership of the Company's Common Stock by each executive officer and/or director of the Company and by all executive officers and directors as a group:

                   NAME OF                      NUMBER OF SHARES     PERCENTAGE
            BENEFICIAL OWNER                  BENEFICIALLY OWNED(1)  OF CLASS(2)
            ----------------                  ---------------------  -----------
            Todd B. Barnum                          363,192(3)          14.5%

            William C. Niegsch, Jr.                 142,460(3)           5.7%

            Bonnie J. Brannigan                      38,873(4)           1.6%

            Robert Lindeman                          17,800(5)           0.7%

            James Howenstein                         16,112(6)           0.7%

            William E. Arthur                        59,242(7)           2.4%

            Roger D. Blackwell                      508,294(3)          20.7%

            Thomas R. Green                          36,614(8)           1.5%

            Michael D. Murphy                         9,000(9)           0.4%

            Robert A. Rothman                        72,672(10)          3.0%


            All directors and executive
            officers as a group (10 persons)      1,264,259(11)         48.8%

----------

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or of which he or she has the right to acquire beneficial ownership of within 60 days of December 31, 2003. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(2) "Percentage of Class" is calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of December 31, 2003.

(3)   See preceding table and notes thereto.

(4) Includes 22,000 shares which may be purchased under presently exercisable options.

(5) Includes 7,000 shares which may be purchased under presently exercisable options.

(6) Includes 6,000 shares which may be purchased pursuant to presently exercisable options.

(7) Includes 6,000 shares which may be purchased under presently exercisable options.

(8) Includes 6,000 shares which may be purchased under presently exercisable options. Also includes 962 shares owned by Mr. Green's spouse and 150 shares owned by Mr. Green's children, as to which Mr. Green disclaims beneficial ownership.

(9) Includes 6,000 shares which may be purchased under presently exercisable options.

(10) Includes 6,000 shares which may be purchased under presently exercisable options. Also includes 2,475 shares owned by Mr. Rothman's spouse, as to which Mr. Rothman disclaims beneficial ownership.

(11) Includes 138,200 shares which may be purchased pursuant to presently exercisable options.

                              ELECTION OF DIRECTORS

      The Board of Directors has designated William E. Arthur, Todd B. Barnum and Thomas R. Green as nominees for election as Class III Directors of the Company to serve for terms of three years and until their successors are duly elected and qualified. If for any reason any nominee should not be a candidate for election at the time of the meeting, the proxies may be voted for a substitute nominee at the discretion of those named as proxies. The Board of Directors has no reason to believe that any nominee will be unavailable. The shares represented by the enclosed proxy, if returned duly executed and unless instructions to the contrary are indicated thereon, will be voted for the nominees listed below. The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company's Common Stock present in person or represented by proxy is required to elect each nominee. Abstentions and broker non-votes are not counted in the election of directors and thus have no effect.

      The following table sets forth (i) the nominees for election as Class III Directors of the Company, and (ii) the Class I and Class II Directors of the Company whose terms in office will continue.

                               DIRECTOR
                             CONTINUOUSLY
       NAME AND AGE              SINCE             PRINCIPAL OCCUPATION
--------------------------   ------------   ------------------------------------
                   NOMINEES - TERMS TO EXPIRE 2007 (CLASS III)

William E. Arthur, 75             1982      Of Counsel, Porter, Wright, Morris &
                                            Arthur, LLP Attorneys at Law

Todd B. Barnum, 61                1982      Chairman of the Board, Chief
                                            Executive Officer and President

Thomas R. Green, 49               1996      Chief Executive Officer, Lancaster
                                            Pollard & Company

              CONTINUING DIRECTORS - TERMS TO EXPIRE 2005 (CLASS I)

Michael D. Murphy, 59             1995      Investor and Consultant

William C. Niegsch, Jr., 51       1982      Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary

             CONTINUING DIRECTORS - TERMS TO EXPIRE 2006 (CLASS II)

Roger D. Blackwell, 63            1984      Professor of Marketing, The Ohio
                                            State University and President,
                                            Roger Blackwell Associates, Inc.

Robert A. Rothman, 62             1982      President, Amusement Concepts, Inc.,
                                            a corporation engaged in the video
                                            and electronic games business

INFORMATION CONCERNING BOARD OF DIRECTORS

      During fiscal 2003, four meetings of the Board of Directors were held. All directors attended 75% or more of the total Board of Directors' meetings.

      Upon consideration of the criteria and requirements regarding director independence set forth in the rules of the National Association of Securities Dealers ("NASD"), the Board of Directors has determined that a majority of its members are independent. Specifically, the Board has determined that each of Messrs. Arthur, Blackwell, Green, Murphy, and Rothman meet the standards of independence established by NASD Rule 4200(a)(15).

      In fiscal 2003, the members of the Compensation Committee were Messrs. Arthur, Blackwell and Green. In December 2003, the Board of Directors appointed Messrs. Arthur, Green and Rothman as Compensation Committee members for fiscal 2004. The Board of Directors has determined that all Compensation Committee members are independent as independence is defined in NASD Rule 4200(a)(15). The Compensation Committee's function is to recommend to the Board of Directors the annual compensation of the Company's executive officers, to grant options under the Company's stock option plans, and to establish other policies with respect to compensation. The Compensation Committee also has the responsibility to produce an annual report on executive compensation for inclusion in the Company's annual proxy statement. The Compensation Committee met twice during fiscal 2003. All Compensation Committee members were in attendance at such meetings.

      In fiscal 2003, the members of the Audit Committee were Messrs. Green, Murphy and Rothman. In December 2003 the Board of Directors appointed Messrs. Blackwell, Green and Murphy as Audit Committee members for fiscal 2004. The Board of Directors has determined that all Audit Committee members are independent as independence is defined in NASD Rule 4200(a)(15) and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, and that the Audit Committee composition meets the requirements of NASD Rule 4350(d)(2). Mr. Green serves as Chairman of the Audit Committee and the Board of Directors has determined that he meets the requirements of a "financial expert" as set forth in Section 401(h) of Regulation S-K promulgated by the SEC. The Audit Committee oversees and monitors management's and the independent outside auditors' participation in the financial reporting process. The Audit Committee has the responsibility to recommend to the Board of Directors outside independent auditors and to consult with the outside independent auditors and the appropriate officers of the Company on matters relating to outside auditor independence, corporate financial reporting and accounting procedures and policies, adequacy of financial accounting and operating controls, and the scope of audits. The Audit Committee is governed by an Audit Committee Charter which was adopted on December 9, 2003 (the "Charter"). A copy of the Charter is attached hereto as Appendix A. The Audit Committee met six times during fiscal 2003. All Audit Committee members attended 75% or more of the total Audit Committee meetings.

      Due to the limited size of, and lack of turnover in, the Company's Board of Directors, the Board of Directors has historically determined that it was not necessary to establish a separate

Nominating Committee. In December 2003, the Board of Directors formed a Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Messrs. Arthur, Blackwell, Green, Murphy and Rothman. Mr. Rothman serves as Chairman of the Nominating and Corporate Governance Committee. The Board of Directors has determined that all Nominating and Corporate Governance Committee members are independent as independence is defined in NASD Rule 4200(a)(15). The Nominating and Corporate Governance Committee Charter is posted on the investor relations page of the Company's website at www.max-ermas.com. The Nominating and Corporate Governance Committee oversees the director nomination process. The Nominating and Corporate Governance Committee has the responsibility to identify and recommend individuals qualified to become directors. When considering potential candidates, the Nominating and Corporate Governance Committee reviews the candidate's character, judgment, skills, including financial literacy and experience in the context of the needs of the Board of Directors. The Nominating and Corporate Governance Committee considers the recommendations of stockholders regarding potential director candidates. In order for stockholder recommendations regarding possible candidates for director to be considered by the Nominating and Corporate Governance Committee: (i) such recommendations must be provided to the Nominating and Corporate Governance Committee in writing at least 120 days prior to the date of the next scheduled annual meeting; (ii) the nominating stockholder must meet the eligibility requirements to submit a valid stockholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934; and (iii) the stockholder must describe the qualifications, attributes, skills, or other qualities of the recommended director candidate. The Nominating and Corporate Governance Committee also has the responsibility to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company.

      Our Board of Directors welcomes communications from our stockholders. Stockholders may send communications to the Board of Directors, or to any Director in particular, c/o Max & Erma's Restaurants, Inc., P.O. Box 297830, 4849 Evanswood Drive, Columbus, Ohio 43229. Any correspondence addressed to the Board of Directors or to any one of our Directors care of our offices is forwarded by us to the addressee without review by management.

      For fiscal 2003, each outside director was paid $1,500 per quarter, plus $1,000 for each Board meeting attended and $500 for each committee meeting attended. Directors who are also employees of the Company do not receive additional compensation for serving as directors. All directors are reimbursed for any reasonable expenses incurred in connection with their duties as directors of the Company.

      The Company has entered into indemnification contracts with each of its present directors. The indemnification contracts with the directors (i) confirm the present indemnity provided to them by the Company's By-laws and give them assurances that this indemnity will continue to be provided despite future changes in the By-laws, and (ii) provide that, in addition, the directors shall be indemnified to the fullest possible extent permitted by law against all expenses (including attorneys' fees), judgments, fines and settlement amounts, paid or incurred by them in any action or proceeding, including any action by or in the right of the Company, on account of their service as a director of the Company or as a director or officer of any subsidiary of the Company or as a director or officer of any other company or enterprise when they are serving in such capacities at the request of the Company. No indemnity will be provided under the indemnification contract to any director on account of willful misconduct or conduct which is adjudged to have been knowingly fraudulent or deliberately dishonest.

      Mr. Blackwell is also a trustee of The Flex-Funds and a director of Applied Industrial Technologies, Inc., Anthony & Sylvan Pools Corporation and Diamond Hill Investment Group, each with a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

EXECUTIVE OFFICERS

      In addition to Messrs. Barnum, Emerson, and Niegsch, the following persons are executive officers of the Company.

      BONNIE BRANNIGAN, age 40, has been the Company's Vice President - Marketing and Planning, since November 1996. From November 1994 to July 1996, Ms. Brannigan served as the General Manager of The Executive Gallery, a catalog/direct mail company. From March 1990 to August 1994, Ms Brannigan served as the Sales Development Manager of McMaster-Carr Supply Company, an industrial supply company.

      ROBERT LINDEMAN, age 35, has been the Company's Vice President and Chief Development Officer since October 2003. Prior to becoming the Company's Vice President and Chief Development Officer, Mr. Lindeman was the Company's Vice President of Franchising since October 2000. Prior to becoming the Company's Vice President of Franchising, Mr. Lindeman was the Company's Director of Franchising since 1998. Prior to 1998 Mr. Lindeman held equivalent manager level positions with the Company since 1990.

      JAMES HOWENSTEIN, age 32, has been the Company's Vice President of Operations since October 2003. Prior to becoming the Company's Vice President of Operations, Mr. Howenstein was a Regional Vice President since March 2002 and prior to that, a Regional Operations Manager.

                             EXECUTIVE COMPENSATION

      The table below sets forth all compensation paid for each of the Company's last three completed fiscal years ended October 26, 2003, to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers who received compensation (based on salary and bonus) exceeding $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                   Long-Term
                                                                                                  Compensation
                                                                     Annual Compensation             Awards
                                                             ----------------------------------   ------------
                                                                                         (e)                       (i)
                                                                                        Other                      All
                                                                                        Annual                    Other
           (a)                                                 (c)          (d)        Compen-        (g)        Compen-
        Name and                                     (b)      Salary        Bonus       sation      Options      sation
    Principal Position                              Year       ($)         ($)(1)       ($)(2)        (#)         ($)(3)
---------------------------------                   ----     --------     --------     --------     --------     --------
Todd B. Barnum                                      2003     $341,281           --      $12,903       57,000      $30,000
Chairman, Chief Executive                           2002      321,429     $300,700       19,314           --       30,000
Officer and President                               2001      291,231      101,500        9,970       20,000       30,000

Mark F. Emerson                                     2003     $223,534     $ 31,000      $ 5,091       29,000      $10,000
Chief Operating Officer                             2002      212,059      181,500        7,871           --       10,000
                                                    2001      203,599       61,775        5,307       15,000       10,000

William C. Niegsch, Jr.                             2003     $204,294     $ 18,000      $ 4,446       29,000      $10,000
Executive Vice President,                           2002      194,187      127,550        6,435           --       10,000
Chief Financial Officer,                            2001      186,091       91,275        5,547       15,000       10,000
Treasurer and Secretary

Bonnie J. Brannigan                                 2003     $117,502     $ 32,500      $ 3,000       10,000      $ 2,000
Vice President Marketing and                        2002      111,246      162,468        5,474           --        2,000
Strategic Planning                                  2001      108,275       89,275        3,951           --        2,000

Robert Lindeman                                     2003     $117,365     $ 61,643      $ 3,580       10,000      $ 2,000
Vice President, Chief Development                   2002      100,938       49,838        3,016           --        2,000
Officer                                             2001       93,182       34,433        2,552           --        2,000

----------

(1) Amounts paid as bonuses are included for the year in which the bonus is earned, whether or not it is paid in that year or in a subsequent year.

(2) The Company maintains a medical reimbursement plan which provides for the reimbursement of substantially all of the uninsured medical and dental expenses of the Chief Executive Officer and President of the Company and his immediate family. The amount shown is the amount of reimbursements made by the Company during the fiscal year. The amount shown also includes amounts allocated to the executive officer pursuant to the Company's 401(k) and Supplemental Deferred Compensation Plans, in amounts for Mr. Barnum of $6,826, $12,443, and $7,855, Mr. Emerson of $5,091, $7,871, and
      $5,307, Mr. Niegsch of $4,446, $6,435, and $5,547, Ms. Brannigan of
      $3,000, $5,474, and $3,951, and Mr. Lindeman of $3,580, $3,016, and
      $2,552, respectively, for fiscal 2003, 2002 and 2001.

(3) Amounts shown represent the annual full amount of premiums paid by the Company on split dollar life insurance policies on the lives of each of Messrs. Barnum, Emerson, Niegsch, Ms. Brannigan and Mr. Lindeman. Premiums paid by the Company will be repaid from the death benefit and the balance will be paid to the employee's beneficiaries. In the event of termination of employment, other than for cause or on death, the employee has the right to purchase the policy from the Company for the Company's cash value; provided, however, that beginning in 1993 for Messrs. Barnum, Emerson and Niegsch, in 1998 Ms. Brannigan, and in 2001 for Mr. Lindeman, ownership of the Company's cash value of the policy vests in the employee at the rate of 10% per year, so that the employee will only be required to pay the unvested portion of the Company's cash value on termination.

(4)   Mr. Emerson resigned as Chief Operating Officer on December 31, 2003.

SEVERANCE AGREEMENTS

      On January 10, 2000 (the "Effective Date"), the Company entered into severance agreements in the event of a change in control with Todd B. Barnum, Mark F. Emerson and William C. Niegsch, Jr., (collectively the "Senior Executives"), and with Bonnie J. Brannigan and Robert A. Lindeman, (collectively the "Officers" and Senior Executives and Officers collectively the "Executives"). The agreements provide that in the event of an Executive's termination of employment under certain circumstances during the "Effective Period" (as defined below) following a "Change in Control" (as defined below) of the Company, he or she will be entitled to severance benefits.

      The "Effective Period" is the 12-month period following a Change in Control, except for the Senior Executives who have a 13-month Effective Period, including a "Window Period" in the 13th month following a Change in Control in which the Senior Executives may terminate their employment for any reason and be entitled to severance benefits.

      A "Change in Control" for purposes of the severance agreements is deemed to have occurred if and when, after the Effective Date of the agreements:

      (i) any person, including any group, shall acquire beneficial ownership of shares of the Company which results in such person possessing more than 50% of the total voting power to elect directors of the Company;

      (ii) as the result of, or in connection with, any tender or exchange offer, merger or other business combination, or contested election, or any combination of the foregoing transactions (a "Transaction"), the owners of the voting shares of the Company outstanding immediately prior to such Transaction own less than a majority of the voting shares of the Company after the Transaction;

      (iii) during any period of two consecutive years during the term of the severance agreements, more than 50% of the members of the Board of Directors are replaced with new members, unless the replacements were approved in advance by the Directors; or

      (iv) the sale, exchange, transfer, or other disposition of all or substantially all of the assets of the Company (a "Sale Transaction").

      Notwithstanding the foregoing definition, a "Change in Control" will not be deemed to have occurred for purposes of the severance agreements upon the occurrence of the following events:

      (i) if the Executive, alone or as part of any group, shall acquire beneficial ownership of shares of the Company that results in the Executive, or the Executive as part of any group, possessing more than 50% of the total voting power to elect directors of the Company;

      (ii) upon the occurrence of any Transaction, Sale Transaction, consolidation, or reorganization involving the Company and the Executive, alone or with other officers of the Company, or any entity in which the Executive has an ownership interest, except where such entity is a publicly traded company and the Executive does not own more than a 1% interest in such entity prior to the Transaction, Sale Transaction, consolidation, or reorganization;

      (iii) a transaction otherwise commonly referred to as a "management leveraged buyout"; or

      (iv) an acquisition of stock of the Company by employee benefit plans sponsored by the Company.

      If an Officer terminates employment during the Effective Period for "Good Reason" (as defined below), or if a Senior Executive terminates his employment during the Effective Period for Good Reason or during the Window Period for any reason, or if the Company terminates employment during such period for any reason other than for "Cause" (as defined below) or as a result of death, retirement or disability (as defined in the agreement), the Company will be obligated to pay his base salary and prorated bonus through the date of termination and to make a lump-sum payment equal to 2.99 times (for Senior Executives) or 1.5 times (for Officers) the average annual compensation (including salary and bonus) which was payable to such Executive for the five taxable years ending prior to the date on which the Change of Control occurred. In addition, all outstanding stock options issued to the Executive shall become 100% vested.

      The definition of "Good Reason" includes termination by an Executive of his or her employment following a Change in Control because of the following:
(i) a reduction in Executive's title, duties or status, or the assignment of duties inconsistent with the Executive's office; (ii) a reduction in either the Executive's base salary or total compensation; (iii) a requirement that the Executive relocate or a substantial increase in the Executive's business travel obligations; (iv) the relocation of the Company's principal executive offices to a location outside the greater Columbus, Ohio area; (v) the failure by the Company to continue any material fringe benefit or compensation plan, retirement plan, life insurance plan, health and accident plan, or disability plan in which the Executive is participating at the time of the Change in Control; or (vi) any breach of the severance agreement by the Company or any successor.

      The Company shall only have "Cause" to terminate an Executive's employment under the severance agreements upon the occurrence of one or more of the following grounds: (i) commission of a crime which is a felony, fraud, or embezzlement, or any misdemeanor involving an act of moral turpitude or committed in connection with the Executive's employment and which causes the Company a substantial detriment or embarrassment; (ii) engagement in activities or conduct clearly injurious to the best interests or reputation of the Company;
(iii) the
willful and continued refusal or failure to perform reasonably assigned duties and responsibilities in a competent or satisfactory manner as determined by the Company; (iv) the willful and continued violation of any of the Company's rules of conduct or behavior including the willful and continued insubordination of the Executive; or (v) the willful and continued violation of any of the material terms and conditions of the severance agreement or any other written agreement or agreements that the Executive may have with the Company.

      The severance agreements continue in effect until the third anniversary of the Effective Date however on each anniversary date the term of the agreement automatically extends for one additional year beyond the then existing term, unless, 120 days notice is given of the Company's intent to terminate the agreement in which case the agreement shall terminate at the end of the then existing term.

STOCK OPTION PLANS

      The Company's 2002, 1996 and 1992 Stock Option Plans provide for the issuance of options to purchase up to 250,000, 400,000 and 412,500 shares of the Common Stock, $.10 par value per share, of the Company, respectively, subject to adjustment for stock splits and other changes in the Company's capitalization, which options either meet the requirements of Section 422A of the Internal Revenue Code of 1986, as amended ("Incentive Options"), or do not meet such requirements ("Nonqualified Options"). Key employees of the Company, officers and directors of the Company, and certain other persons who provide services to the Company are eligible to receive options under the 2002, 1996 and 1992 Stock Option Plans. Options are granted to persons selected by the Compensation Committee of the Company's Board of Directors (the "Committee"). The Committee determines the number of shares subject to option, the exercise price, and exercise period of such option and whether the option is intended to be a Nonqualified Option or an Incentive Option. The Committee also has the discretion under the 2002, 1996 and 1992 Stock Option Plans to make cash grants to optionholders that are intended to offset a portion of the taxes payable upon the exercise of Nonqualified Options or upon certain dispositions of shares acquired under Incentive Options. The tables set forth below provide additional information with respect to the grants and exercises of stock options by the named executive officers of the Company. As of December 31, 2003, the Company had options for 75,000, 10,500 and 0 shares of Common Stock, respectively, under the 2002, 1996 and 1992 Stock Option Plans available for future grants.

                        OPTION GRANTS IN LAST FISCAL YEAR




                                           Individual Grants
                        --------------------------------------------------------                (f)
                                          (c)                                       Potential Realizable Value
                                       % of Total                                     At Assumed Annual Rates
                                        Options                                     Of Stock Price Appreciation
                                        Granted                                          For Option Term(3)
                           (b)             To             (d)                       ---------------------------
                         Options       Employees        Exercise         (e)
       (a)               Granted       In Fiscal         Price        Expiration
      Name                (#)(1)          Year         ($/Sh)(2)         Date          5%($)          10%($)
-------------------     ----------     ----------      ----------     ----------    -----------     -----------
Todd B. Barnum              57,000           34.5%         $14.20        1/27/13       $509,010     $1,289,910
Mark F. Emerson             29,000           17.6           14.20        1/27/13        258,970        656,270
William C. Niegsch          29,000           17.6           14.20        1/27/13        258,970        656,270
Bonnie J. Brannigan         10,000            6.1           14.20        1/27/13         89,300        226,300
Robert Lindeman             10,000            6.1           14.20        1/27/13         89,300        226,300

----------

(1) All options are first exercisable January 27, 2004 and vest at the rate of 20% per year. Options not exercisable as of the date of a change in control of the Company will become exercisable immediately as of such date. Options not yet exercised are cancelled after 30 days following termination of employment other than by death or for cause. In the event of termination of employment by death, the option may be exercised for up to one year but not later than the expiration date. Options not yet exercised are immediately cancelled upon the termination of employment for cause. Generally, the exercise price of options may be paid in cash or in shares of Common Stock of the Company with the consent of the Committee. In addition, any tax which the Company is required to withhold in connection with the exercise of any stock option may be satisfied by the optionholder by electing, with the consent of the Committee, to have the number of shares to be delivered on the exercise of the option reduced by, or otherwise by delivering to the Company, such number of shares of Common Stock having a fair market value equal to the amount of the withholding requirements.

(2) In all cases, the exercise price was equal to or greater than the closing market price of the underlying shares on the date immediately prior to the date of grant.

(3) The assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only and are not intended to predict or forecast future stock prices.

                       AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

      The following table provides certain information regarding the exercise of stock options during the fiscal year ended October 26, 2003, and the number and value of stock options held by the executive officers named in the Summary Compensation Table as of October 26, 2003.

                                                                                                     (e)
                                                                               (d)                Value of
                                                                            Number of            Unexercised
                                                                           Unexercised          In-the-Money
                                                                         Options at FY-          Options at
                                   (b)                   (c)                 End(#)             FY-end($)(1)
                                 Shares                 Value
          (a)                  Acquired on             Realized           Exercisable/          Exercisable/
         Name                 Exercise (#)               ($)              Unexercisable         Unexercisable
-----------------------     -----------------     -----------------     -----------------     -----------------
Todd B. Barnum                        103,000              $655,472         42,400/45,600     $292,595/$161,880

Mark F. Emerson                        52,000              $329,341         25,800/23,200      $179,215/$82,360

William C. Niegsch, Jr.                52,000              $329,341         25,800/23,200      $179,215/$82,360

Bonnie J. Brannigan                    10,000              $107,381          22,000/8,000      $225,850/$28,400

Robert Lindeman                            --                    --           7,000/8,000       $62,600/$28,400

----------

(1) As of October 26, 2003, all unexercised options that were exercisable were in-the-money, meaning that the fair market value of the underlying securities exceeded the exercise price of the option at that date.

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth additional information as of October 26, 2003, concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to our stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

                                                                                                       NUMBER OF SECURITIES
                                                                                                      REMAINING AVAILABLE FOR
                                       NUMBER OF SECURITIES TO BE                                      ISSUANCE UNDER EQUITY
                                         ISSUED UPON EXERCISE OF      WEIGHTED-AVERAGE EXERCISE    COMPENSATION PLANS (EXCLUDING
                                          OUTSTANDING OPTIONS,           PRICE OF OUTSTANDING         SECURITIES REFLECTED IN
                                           WARRANTS AND RIGHTS       OPTIONS, WARRANTS AND RIGHTS           COLUMN (A))
                                                   (A)                            (B)                           (C)
Equity compensation plans
approved by security holders (1)                 378,700                        $10.91                        85,500

Equity compensation plans not
approved by security holders                          --                            --                            --

Total                                            378,700                        $10.91                        85,500

----------

(1) Equity compensation plans approved by stockholders include the 1992 Stock Option Plan, the 1996 Stock Option Plan and the 2002 Stock Option Plan.

      The following Board Compensation Committee Report on Executive Compensation and Performance Graph will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee reviews and evaluates individual senior executive officers and determines the compensation for each. In general, compensation is designed to attract and retain qualified key executives, reward individual performance, relate compensation to Company goals and objectives and enhance shareholder value.

      Compensation for the executive officers includes base salary, bonus and stock option awards. Base salary is reviewed annually in light of the Committee's perception of individual performance, performance of the Company as a whole and industry analysis and comparison. No specific weight is given to any of these factors in the evaluation of an executive officer's base salary. However, since 1991, the Committee has felt that a significant portion of each senior executive officer's compensation should be in the form of bonuses based upon Company performance.

      The Committee also awards stock options to executive officers to encourage share ownership and to give them a stake in the performance of the Company's stock. Stock option awards are considered annually. The specific number of stock options granted to individual executive officers is determined by the Committee's perception of relative contributions or anticipated contributions to overall corporate performance. The Committee also reviews the total number of options already held by individual executive officers at the time of grant.

      Compensation for Mr. Barnum, the Company's CEO, during the 2003 fiscal year included salary and bonus. Mr. Barnum's base salary was determined by reviewing the previous level of his base salary, industry analysis and comparison and increases in the cost of living. No specific weight was given to any of these factors in the evaluation of Mr. Barnum's base salary. Mr. Barnum's bonus was determined solely by the formula established in advance for determining executive officers' bonuses. For 2003, the bonus formula established a bonus based on a set percentage of operating earnings of the Company over a target earnings threshold.

      The Budget Reconciliation Act of 1993 amended the Code to add Section 162(m) which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1,000,000 per year. The Committee does not believe that this law will impact the Company in the near term because the current level of compensation for each of the Company's executive officers is well below the $1,000,000 salary limitation.

                                            Compensation Committee:

                                            William E. Arthur
                                            Roger D. Blackwell
                                            Thomas R. Green

PERFORMANCE GRAPH


                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                     AMONG MAX & ERMA'S RESTAURANTS, INC.,
                     NASDAQ MARKET INDEX AND SEC CODE INDEX

                              --------------------------------- FISCAL YEAR ENDING --------------------------------
COMPANY/INDEX/MARKET          10/23/1998     10/29/1999     10/27/2000     10/26/2001     10/25/2002     10/24/2003
Max & Erma's Restaurants        100.00         103.92         131.37         164.71         219.61         279.43

Eating Places                   100.00         111.43          94.69          96.30          84.21         112.06

NASDAQ Market Index             100.00         165.06         194.13          97.35          78.33         113.76


      The above Performance Graph compares the performance of the Company with that of the NASDAQ Market Index and a Peer Group Index, which is an index of SIC Code 5812 - Eating Places. Both the NASDAQ Market Index and the Peer Group Index include stocks of companies that were public as of October 26, 2003, and during the entire five-year period illustrated on the Performance Graph.

BOARD AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors, composed entirely of independent directors, met six times in Fiscal 2003. The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation and such other duties as directed by the Board.

      In fulfilling its responsibilities, the Committee recommended to the Board, subject to shareholder approval, the selection of Deloitte & Touche LLP as the Company's independent public accountants. The Committee:

- Discussed and considered the independence of Deloitte & Touche LLP, reviewing as necessary all relationships and services which might bear on the objectivity of the independent public accountants;

- Received written affirmation that Deloitte & Touche LLP is in fact independent;

-     Discussed the overall audit process, receiving and reviewing all reports;

- Involved Deloitte & Touche LLP in the Committee's review of the Company's financial statements and related reports with management;

- Provided to Deloitte & Touche LLP full access to the Committee and the Board to report on any and all appropriate matters.

- Discussed with Deloitte & Touche LLP all matters required to be reviewed by generally accepted auditing standards.

      The Committee provided guidance and oversight to the internal audit function of the Company including review of the organization, plans and results of this activity. Both the Chief Financial Officer and Deloitte & Touche LLP were afforded the routine opportunity to meet privately with the Committee and were encouraged to discuss any matters they desired.

      The Committee also met with selected members of management and the independent public accountants to review financial statements (including quarterly reports), discussing such matters as the quality of earnings; estimates, reserves, and accruals; suitability of accounting principles; highly judgmental areas; and audit adjustments whether or not recorded.

      In addition, the Committee considered the quality and adequacy of the Company's internal controls and the status of pending litigation, taxation matters and other areas of oversight to the financial reporting and audit process that the Committee felt appropriate.

      Management's responsibility for financial reporting and the report and opinion of Deloitte & Touche LLP are filed separately in the annual report and should be read in conjunction with this letter and review of the financial statements. The Company's audited financial statements included in the annual report on Form 10-K were, after the Committee's review, approved by the Board of Directors for filing with the Securities and Exchange Commission.

      Based upon its work and the information received in the inquiries outlined above, the Committee is satisfied that its responsibilities under the charter for the period October 27, 2002 through October 26, 2003, were met and that the financial reporting and audit processes of the Company are functioning effectively.

                                            Audit Committee:

                                            Thomas R. Green, Chairman
                                            Robert A. Rothman
                                            Michael D. Murphy

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports and written representations from reporting persons, the Company believes that all filing requirements were complied with during fiscal 2003.

CERTAIN TRANSACTIONS

      Mr. Rothman, a director of the Company, owns a 40% equity interest in, and is President of, Amusement Concepts, Inc., which has exclusive licenses to install and operate coin-operated amusement games in seven Max & Erma's restaurants. Under the licenses, the Company receives a license fee equal to 50% of the gross revenues generated by the games installed in each restaurant. All of the licenses are presently on a year-to-year basis. The total games revenues under the various license agreements for the fiscal year ended October 26, 2003, was $123,944 of which $61,972 was paid to the Company and $61,972 was retained by Amusement Concepts, Inc.

      The Company believes that the terms of all of the transactions and existing arrangements set forth above are no less favorable to the Company, its subsidiaries and affiliated partnerships than similar transactions and arrangements which might have been entered into with unrelated parties.

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has selected, subject to the approval of the stockholders of the Company, Deloitte & Touche LLP as independent public accountants for the Company for the fiscal year ending October 31, 2004. It is intended that persons acting under the accompanying proxy will vote the shares represented thereby in favor of ratification of such appointment. It is anticipated that representatives of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if such representatives so desire. Deloitte & Touche LLP has performed audits of the Company's financial statements since 1980.

      Ratification of the selection of the independent public accountants requires the affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter. The Board of Directors recommends a vote FOR ratification of the selection of the independent public accountants. Abstentions have the same effect as votes cast against ratification, and broker non-votes have no effect. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted for ratification of the selection of the public accountants.

           FEES OF THE INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2002

      The following table shows the aggregate fees billed to the Company by its independent public accountants, Deloitte & Touche LLP, for services rendered during the fiscal year ended October 26, 2003.

                         DESCRIPTION OF FEES                             AMOUNT
      ------------------------------------------------------------      --------
      Audit Fees (1)                                                    $207,100
      Financial Information Systems Design and Implementation Fees            $0
      All Other Fees (2)                                                 $24,298

----------

(1) Includes fees for audits for fiscal 2003, financial statements and reviews of the related quarterly financial statements.

(2) The Audit Committee of our Board of Directors has considered whether the rendering of such non-audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant's independence.

      Prior to the engagement of services with Deloitte & Touche LLP, the Audit Committee is presented with an engagement letter or a detailed description of the services to be rendered and a fee estimate. A discussion ensues between members of the Audit Committee and management to determine the appropriate scope of work to be performed. Once approval is obtained, the work begins on the specified projects. 100% of the work performed during fiscal 2003 by Deloitte & Touche LLP was approved in accordance with the foregoing procedure.

                     REPORTS TO BE PRESENTED AT THE MEETING

      There will be presented at the meeting the Company's Annual Report to Stockholders for the fiscal year ended October 26, 2003, containing financial statements for such year and the signed opinion of Deloitte & Touche LLP, independent public accountants, with respect to such financial statements. The Annual Report is not to be regarded as proxy soliciting material and management does not intend to ask, suggest or solicit any action from the stockholders with respect to such report.

                         COST OF SOLICITATION OF PROXIES

      The cost of this solicitation will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally or by telephone or telegraph. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company may reimburse such persons for their expenses in doing so. The Company may also retain a professional proxy solicitation firm to assist in the solicitation of proxies at a maximum total cost to be borne by the Company of $10,000 plus out-of-pocket expenses.

                              STOCKHOLDER PROPOSALS

      Each year the Board of Directors submits its nominations for election of directors at the Annual Meeting of Stockholders. Other proposals may be submitted by the Board of Directors or the stockholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a stockholder for inclusion in the Proxy Statement for the Annual Meeting of Stockholders to be held in 2005 must be received by the Company (addressed to the attention of the Secretary) on or before December 17, 2004. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange of 1934 for presentation at our 2005 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Company (addressed to the attention of the Secretary) after January 9, 2005.

                                 CODE OF ETHICS

      The Company has adopted a code of ethics as part of its corporate compliance program. The code of ethics applies to all of the Company's officers and employees, including its chief executive officer, chief financial officer and controller. The code is posted on the investor relations page of the Company's website at www.max-ermas.com. Any amendments to, or waivers from, this code of ethics will be posted on our website.

                                  OTHER MATTERS

      The only business which the management intends to present at the meeting consists of the matters set forth in this statement. The management knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy holders will vote thereon in their discretion.

      All proxies received duly executed will be voted. You are requested to sign and date the enclosed proxy and mail it promptly in the enclosed envelope. If you later desire to vote in person, you may revoke your proxy, either by written notice to the Company or in person at the meeting, without affecting any vote previously taken.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          TODD B. BARNUM
                                          CHAIRMAN OF THE BOARD,
                                          CHIEF EXECUTIVE OFFICER AND PRESIDENT

                                                                      APPENDIX A


                         MAX & ERMA'S RESTAURANTS, INC.

                              AMENDED AND RESTATED

                             AUDIT COMMITTEE CHARTER

                           As Amended December 9, 2003

      This Charter sets forth the role and responsibilities of the Audit Committee of the Company in its financial reporting system. The Audit Committee's purpose is to oversee the accounting and financial reporting processes and the audits of the financial statements of the Company.

Responsibilities

      In its capacity as a committee of the Board, the Audit Committee will be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged. The Audit Committee is also appointed by the Board to assist the Board in, among other things:

      (1)   Monitoring the integrity of the financial statements of the Company;

      (2) Requiring that the outside auditor submits on a periodic basis, but at least annually, to the Audit Committee a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the Board of Directors take, appropriate action, to oversee the independence;

      (3)   Establishing procedures for:

            (i) the receipt, retention, and treatment of complaints by the listed issuer regarding accounting, internal accounting controls, or auditing matters, and

            (ii) the confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters;

      (4) Making such reports as are required by the Securities and Exchange Commission; and

      (5) Reviewing and assessing the adequacy of this Charter, at least annually.

Membership Requirements

      The Audit Committee shall consist of at least three members, each of whom must:

      (1)   be independent as defined under Nasdaq Rule 4200(a)(15);

      (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934;

      (3) not have participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the past three years; and

      (4) be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

      The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. If the Board of Directors has not done so, the Audit Committee members shall select a Chair. At least one member of the Audit Committee must be an audit committee financial expert as defined by Regulation S-K, Item 401(h)(2) and who meets the requirements of Nasdaq Rule 4350(d)(2)(A).

Authority

      The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Audit Committee may require any officer or employee of the Company or the Company's internal or outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee may not, however, knowingly cause the Company's counsel to make any disclosure in a manner that would cause a loss of the attorney-client privilege or a waiver of the work product doctrine.

      The Company will provide appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

      (1) Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

      (2) Compensation to any advisers employed by the Audit Committee pursuant to authority granted by this Charter; and


      (3) Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Processes

      In fulfilling its responsibilities and in the exercise of its authority, during each of the periods indicated the Audit Committee

A.    QUARTERLY

1. Shall maintain minutes of its meetings (which may, if needed to protect privilege, be confidential) and make regular reports to the Board.

2. Review with management and the outside auditor the financial statement review completed by the outside auditor prior to the release of quarterly earnings.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

B.    ANNUALLY

1. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

2. Discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

3. Prepare the Audit Committee Report containing the name of each member of the Audit Committee at the end thereof, as required by the rules of the Securities and Exchange Commission, to be included in the Company's annual proxy statement, stating whether:

      (a) The Audit Committee reviewed and discussed the audited financial statements with management;

      (b) The Audit Committee discussed with the outside auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

      (c) The Audit Committee received the written disclosures and the letter from the outside accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the outside accountant the outside accountant's independence; and

      (d) Based on the review and discussions referred to in paragraphs (a) through (c) above, whether the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB (17 CFR 249.31b) for the last fiscal year for filing with the Commission.

4. Provide the Board with such individual information and assurances as are reasonably necessary to assure that each member is an Independent Director.

5. Obtain from the outside auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

6. Meet with the outside auditor prior to the audit to review the planning and staffing of the audit.

7. Obtain reports from management, the Company's senior internal auditing executive and the outside auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct.

8. Review with the outside auditor any problems or difficulties the auditor may have encountered and any management letter provided by the outside auditor and the Company's response to that letter. Such review should include:

      (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

      (b)   Any changes required in the planned scope of the internal audit.

      (c)   The internal audit department responsibilities, budget and staffing.

9. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

10. Review with the Company's inside general counsel and principal outside counsel those legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

11. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

12. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

13.   Approve the fees to be paid to the independent auditor.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

                                  DETACH CARD
PROXY
                         MAX & ERMA'S RESTAURANTS, INC.
                              4849 Evanswood Drive
                              Columbus, Ohio 43229

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 9, 2004

    The undersigned stockholder of Max & Erma's Restaurants, Inc. (the "Company") hereby appoints, Todd B. Barnum and William C. Niegsch, Jr. or either of them, as attorneys and proxies, with full power of substitution to each, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters located at 4849 Evanswood Drive, Columbus, Ohio on Friday, April 9, 2004, at 9:30 a.m. local time, and at any adjournment or adjournments thereof, with all of the powers such undersigned stockholder would have if personally present, for the following purposes:

1. ELECTION OF WILLIAM E. ARTHUR, TODD B. BARNUM, AND THOMAS R. GREEN AS CLASS III DIRECTORS.

   [ ] FOR

   [ ] WITHHOLD AUTHORITY FOR EACH NOMINEE

     INSTRUCTION: TO WITHHOLD AUTHORITY FOR A SPECIFIC NOMINEE, WRITE THAT NOMINEE'S NAME HERE:

     -----------------------------------------------------------------

2. RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE 2004 FISCAL YEAR.

                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

                                     (Continued and to be signed on other side.)

                                  DETACH CARD
                          (Continued from other side.)

3. IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

    The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated February 23, 2004, the Proxy Statement and the Annual Report of the Company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

    PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IN THE ENCLOSED ENVELOPE.

                                           Dated: -----------, 2004

                                           ------------------------------
                                                    (Signature)

                                           ------------------------------
                                                    (Signature)

                                           SIGNATURE(S) SHALL AGREE WITH
                                           THE NAME(S) PRINTED ON THIS
                                           PROXY. IF SHARES ARE
                                           REGISTERED IN TWO NAMES, BOTH
                                           STOCKHOLDERS SHOULD SIGN THIS
                                           PROXY. IF SIGNING AS ATTORNEY,
                                           EXECUTOR, ADMINISTRATOR,
                                           TRUSTEE OR GUARDIAN, PLEASE
                                           GIVE YOUR FULL TITLE AS SUCH.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS